EXHIBIT 10.63

                 Second Amendment to Loan And Security Agreement
                 -----------------------------------------------

     This Second Amendment to Loan and Security Agreement ("Amendment") entered into as of May 29, 1998, by and among Capital Associates, Inc. and Capital Associates International, Inc. (each a Borrower and collectively "Borrowers"), First Union National Bank, successor by merger to CoreStates Bank, N.A., a national banking corporation, in its capacity as agent ("Agent") and as lender and Issuing Bank and each of the lenders listed on the signature pages hereof and Schedule A attached to the Loan Agreement, in their capacity as lenders (singly, each is a "Lender" and collectively, all are "Lenders").


                                   Background
                                   ----------

     A. On or about November 26, 1997, Borrowers, Agent and Lenders entered into a certain Loan and Security Agreement, as amended by that certain First Amendment to Loan and Security Agreement dated as of April 7, 1998 (collectively, the "Loan Agreement"), pursuant to which Lenders agreed to make advances to Borrowers up to a maximum aggregate amount of $60,000,000, evidenced by Borrowers' delivery of certain Notes to Lenders.

     B. The Acquisition Term Loan (as defined in the Loan Agreement) has not been advanced to Borrowers due to a change in circumstances which has resulted in the inability of Borrowers to satisfy certain conditions precedent to the making of such Acquisition Term Loan.

     C. Borrowers have requested that Lenders and Agent amend the Loan Agreement to increase the Term Loan by the anticipated amount of the Acquisition Term Loan pursuant to the terms hereof and Agent and Lenders have agreed to do so subject to the terms hereof.

     D. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

     Now, Therefore, with the foregoing background incorporated by reference, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.    Amendment To Loan Agreement:

           a. Due to a change in circumstances which has resulted in certain conditions precedent to the making of the Acquisition Term Loan not being able to be satisfied, Borrowers have requested, and Agent and Lenders have consented, that the amount of the Term Loan be increased by $1,200,000 (the anticipated amount of the Acquisition Term Loan) and that the repayment terms of the Term Loan be modified to reflect a revised amortization. Upon effectiveness of this Amendment, each Lender shall advance to Borrowers an amount equal to its Pro Rata Percentage of the $1,200,000 increase in the Term Loan such that the aggregate principal balance, as of the effective date of this Amendment, of the Term Loan shall be $3,825,000.

                  The Term Loan shall be repaid in successive quarterly installments in accordance with the terms of the Amended and Restated Term Note (as defined below). Each quarterly payment under the Term Loan shall be due and payable on the last Business Day of each fiscal quarter, commencing on the last Business Day of May, 1998. The Term Loan shall be repaid in full on the earlier of the Maturity Date or the last Business Day of November, 1999 and shall be secured by all of the Collateral. Borrowers shall execute and deliver their promissory note to each Lender for the total principal amount of such Lender's Pro Rata Percentage of the Term Loan (collectively as may be amended, modified or replaced from time to time, the "Amended and Restated Term Loan Notes"). The Amended and Restated Term Loan Notes shall evidence Borrowers' joint and several, absolute and unconditional obligation to repay such Lender for its Pro Rata Percentage of the Term Loan made by such Lender under the Credit Facility, with interest as herein and therein provided. The Term Loan shall be deemed evidenced by the Amended and Restated Term Loan Notes, which are deemed incorporated herein by reference and made a part hereof.

           b. All references in the Loan Documents to "Acquisition Term Note(s)" and "Acquisition Term Loan" shall be deemed to refer, unless context indicates otherwise, to the "Amended and Restated Term Loan Note(s)" and the "Term Loan" respectively. Accordingly, without limitation, Section 2.7(d)(ii) of the Loan Agreement shall remain in full force and effect, provided however, that all payments owing under such subsection shall be applied to the Term Loan.

           c. All references in the Loan Documents to "Term Loan Note(s)" shall be deemed to refer to "Amended and Restated Term Note(s)."

           d. Connecting Point has changed its name and is now known as Capital Associates Technology Group, Inc. Therefore, all references in the Loan Documents to Connecting Point shall be deemed to also refer to Capital Associates Technology Group, Inc. For the purpose of this Amendment, Capital Associates Technology Group, Inc. may also be referred to as "CATG ".

           e. Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Sureties" in its entirety and replacing it with the following:

     SURETIES - Collectively, CAI Equipment Leasing II Corp., CAI Equipment Leasing III Corp., CAI Equipment Leasing IV Corp., CAI Partners Management Company, Capital Equipment Corporation, CAI Equipment Leasing V Corp., CAI Equipment Leasing VI Corp., CAI Leasing Canada, Ltd., CAI-Mexico, Whitewood Equipment Corporation f/k/a Whitewood Credit Corporation, CAI Securities Corporation and CAI Lease Securitization I Corp., and Capital Associates Technology Group, Inc.

           f. Section 7.1 of the Loan Agreement is hereby amended by inserting a new Subsection 7.1(c) as follows:

     7.1(c) Notwithstanding anything to the contrary contained herein, under no circumstances shall either Borrower or any Surety enter into any merger, consolidation, reorganization or recapitalization with Capital Associates Technology Group, Inc."

           g. Section 7.2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

     7.2 LIENS AND  ENCUMBRANCES:  Neither  Borrower nor any  Surety  shall:
     (i) execute a negative pledge agreement with any Person covering any of the Collateral, or (ii) cause or permit or agree or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the Collateral, whether now owned or hereafter acquired, to be subject to a Lien or be subject to any claim except for Permitted Liens. As used herein, "Permitted Liens" means (A) Liens securing taxes, assessments or governmental charges or levies or the claims or demands of mate rialmen, mechanics, carriers, warehousemen, landlords, and other like persons, provided the payment thereof is not at the time required by Section 6.1, (B) Liens on Securitization Certificates securing only the corresponding Securitization Residual Financing, (C) such Liens as are described on Exhibit 7.2 attached hereto and made a part hereof, and (D) Liens granted in favor of Deutsche Financial
     Services Corporation with respect to certain assets of Capital Associates Technology Group, Inc."

           h. Section 7.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

     7.3 NEGATIVE PLEDGE: Neither Borrower shall pledge, grant or permit any Lien to exist on the common stock of its Subsidiaries except with respect to the Liens granted hereunder to Agent for the benefit of Lenders and with respect to subordinated Liens on the stock of Capital Associates Technology Group, Inc. granted to Connecting Point Sellers.

           i. Section 7.5 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

     7.5 GUARANTEES: Except with respect to the obligations of Borrowers described on Exhibit 5.10 and with respect to Borrowers' subordinated guaranty of the Deutsche Financial Services Corporation credit facility established for the benefit of Capital Associates Technology Group, Inc.

     and, excepting the endorsement in the ordinary course of business of negotiable instruments for deposit or collection, neither Borrower shall become or be liable, directly or indirectly, primary or secondary, matured or contingent, in any manner, whether as guarantor, surety, accommodation maker, or otherwise, for the existing or future indebtedness of any kind of any Person.

           j. Section 7.6(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

     (b) Neither Borrower shall borrow money from, or incur indebtedness to, any Person other than in the form of Nonrecourse Debt or pursuant to a Securitization Residual Financing or pursuant to an anticipated public subordinated debt offering in a maximum amount not to exceed Twenty-Four Million ($24,000,000.00) Dollars through Legg Mason Wood Walker, Inc. pursuant to terms and conditions satisfactory to Agent and Lenders in their sole discretion.

     2. Before each Lender shall advance to Borrowers an amount equal to its Pro Rata Percentage of the $1,200,000 increase in the Term Loan, Borrowers will deliver to Agent the following (dated and signed) in form and substance satisfactory to Agent and its counsel:

           a. A surety agreement pursuant to which CATG agrees to guaranty, as surety, all of the Obligations under the Loan Agreement ("CATG Surety Agreement");

           b. A security agreement pursuant to which CATG shall grant to Agent for the benefit of Lenders and Issuing Bank, a security interest in all its then-owned and thereafter acquired assets which Lien shall be a first Lien except with respect to a first Lien granted in favor of Deutsche Financial Services Corporation with respect to certain assets ("CATG Security Agreement"). The Lien shall secure all of CATG's obligations under the CATG Surety Agreement and the CATG Security Agreement shall also contain, inter alia, an agreement that no other party (other than Deutsche Financial Services Corporation) shall be granted a Lien on any of CATG's assets;

           c. A subordination agreement in favor of Agent for the benefit of Lenders from the Connecting Point Sellers subordinating their interest in CATG stock to the first Lien granted in favor of Agent for the benefit of Lenders;

           d. A subordination agreement from Deutsche Financial Services Corporation with respect to the guaranty by Borrowers, or either of them, of the indebtedness owed by CATG to Deutsche Financial Services Corporation;

           e. An Amended and Restated Term Note in favor of each Lender properly executed;

           f. Certified copies of (A) Resolution of CATG's Board of Directors authorizing execution and delivery of the CATG Surety Agreement and the CATG Security Agreement and the performance by it of all transactions contemplated thereby, (B) CATG's Bylaws and Articles of Incorporation, and (C) an Incumbency Certificate of CATG;

           g. Good Standing Certificate of CATG issued by the Secretary of State or other appropriate official of CATG's jurisdiction of incorporation and each jurisdiction where the conduct of CATG's business activities or the ownership of its Properties necessitates qualification;

           h. The favorable written opinion of Borrowers' counsel in connection with the CATG acquisition opining that the acquisition has been consummated and the enforceability and authorization of the Loan Documents to which it is a party;

           i. The fully executed Acquisition Agreement with all completed schedules;

           j. An Officer's Certificate from the Borrowers certifying compliance with the terms and conditions of the Loan Agreement, that no material adverse change has occurred since November 26, 1997, that no Event of Default or Unmatured Event of Default has occurred under the Loan Agreement and that all of the representations and warranties contained in the Loan Agreement remain true and correct in all material respects;

           k. Evidence that CATG has insurance coverage as is otherwise required for Borrowers as set forth in Section 6.2 of the Loan Agreement and a certificate naming Agent, for the benefit of Lenders, as Lender Loss Payee;

                  l.  UCC,  state and  federal  tax lien and  judgment  searches
against  CATG  and  any  and  all   necessary   UCC-3   Termination   Statements
corresponding to existing filings against CATG;

           m. A collateral assignment of rights and representations under the Acquisition Agreement;

           n. A certified copy of the subordinated promissory note issued in favor of the Connecting Point Sellers, as sellers under the Acquisition Agreement and the Subordination Agreement from the Connecting Point Sellers; and

           o.     Evidence that the transactions   contemplated  by  Acquisition
Agreement have been consummated.

     3. Each Surety, parties to a certain Surety Agreement dated as of November 27, 1997 in favor of Agent for the benefit of the Lenders, by execution hereof in their capacity as Sureties, hereby consent to the amendments set forth in this Amendment, and acknowledge that the Surety Agreement remains in full force and effect and that each remain, jointly and severally liable for Obligations of Borrowers to Lenders.

     4     a.     Borrowers represent and warrant  that as of the date hereof no
Event of Default or Unmatured Event of Default has occurred or is existing under the Loan Documents.

           b. The execution and delivery by each Borrower of this Amendment and performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Borrower is a party or by which the Property of such Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower.

           c. This Amendment, each Amended and Restated Term Note and each other agreement, instrument or document executed and/or delivered in connection herewith, shall be valid, binding and enforceable in accordance with its respective terms.

     5. This Amendment shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

     6. Except as expressly provided herein, all terms and conditions of the Loan Documents remain in full force and effect, unless such terms or conditions are no longer applicable by their terms. To the extent the provisions of this Amendment are expressly inconsistent with the provisions of the Loan Documents, the provisions of this Amendment shall control.

     7. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement.

===============================

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the day and year first above written.

                                    BORROWERS:

                                    Capital Associates, Inc.

                                    By:      /s/Anthony M. DiPaolo
                                           -------------------------------------
                                                  Title:  Senior Vice President

                                    Attest:      /s/Philip J. Teigen
                                           -------------------------------------
                                                  (Corporate Seal)  Secretary
                                                  Fed. Tax ID No. 84-1055327



                                    Capital Associates International, Inc.

                                    By:      /s/Anthony M. DiPaolo
                                           -------------------------------------
                                                  Title:  Senior Vice President

                                    Attest:      /s/Philip J. Teigen
                                           -------------------------------------
                                                  (Corporate Seal)  Secretary
                                                  Fed. Tax ID No. 84-0724694



                                    AGENT:

                                    First Union National Bank, Successor by
                                    Merger to CoreStates Bank, N.A.

                                    By:      /s/Hugh W. Connelly
                                           -------------------------------------
                                                  Title:  Vice President

                                    LENDERS:

                                    First Union National Bank, Successor by
                                    Merger to CoreStates Bank, N.A., as Lender and Issuing Bank

                                    By:      /s/Hugh W. Connelly
                                           -------------------------------------
                                                  Title:  Vice President


                                    Norwest Bank Colorado, N.A.

                                    By:      /s/Carol A. Ward
                                           -------------------------------------
                                                  Title:  Vice President


                                    BankBoston, N.A.

                                    By:      /s/Dierdre M. Holland
                                           -------------------------------------
                                                  Title:  Vice President


                                    European American Bank

                                    By:      /s/Christopher M. Czaja
                                           -------------------------------------
                                                  Title:  Vice President


                                    U.S. Bank National Association, f/k/a
                                    Colorado National Bank

                                    By:      /s/Ralph P. Atkinson
                                           -------------------------------------
                                                  Title:  Vice President

                                    SURETIES:

                                    CAI Equipment Leasing II Corp.

                                    By:      /s/Anthony M. DiPaolo
                                           -------------------------------------
                                                  Title:  Senior Vice President

                                    Attest:      /s/Philip J. Teigen
                                           -------------------------------------
                                                  (Corporate Seal)
                                                  Fed. Tax ID No.: 84-1133179



                                    CAI Equipment Leasing III Corp.

                                    By:      /s/Anthony M. DiPaolo
                                           -------------------------------------
                                                  Title:  Senior Vice President

                                    Attest:      /s/Philip J. Teigen
                                           -------------------------------------
                                                  (Corporate Seal)
                                                  Fed. Tax ID No.: 84-1184608


                                    CAI Equipment Leasing IV Corp.

                                    By:      /s/Anthony M. DiPaolo
                                           -------------------------------------
                                                  Title:  Senior Vice President

                                    Attest:      /s/Philip J. Teigen
                                           -------------------------------------
                                                  (Corporate Seal)
                                                  Fed. Tax ID No.: 84-1248788


                                    CAI Equipment Leasing V Corp.

                                    By:      /s/Anthony M. DiPaolo
                                           -------------------------------------
                                                  Title:  Senior Vice President

                                    Attest:      /s/Philip J. Teigen
                                           -------------------------------------
                                                  (Corporate Seal)
                                                  Fed. Tax ID No.: 84-1348277

                                    CAI Partners Management Company

                                    By:      /s/Anthony M. DiPaolo
                                            ------------------------------------
                                                  Title:  Senior Vice President

                                    Attest:      /s/Philip J. Teigen
                                            ------------------------------------
                                                  (Corporate Seal)
                                                  Fed. Tax ID No.: 84-1066243



                                    Capital Equipment Corporation

                                    By:      /s/Anthony M. DiPaolo
                                            ------------------------------------
                                                  Title:  Senior Vice President

                                    Attest:      /s/Philip J. Teigen
                                            ------------------------------------
                                                  (Corporate Seal)
                                                  Fed. Tax ID No.: 84-0913965



                                    CAI Equipment Leasing VI Corp.

                                    By:      /s/Anthony M. DiPaolo
                                            ------------------------------------
                                                  Title:  Senior Vice President

                                    Attest:      /s/Philip J. Teigen
                                            ------------------------------------
                                                  (Corporate Seal)
                                                  Fed. Tax ID No.: 84-1435874


                                    CAI Lease Securitization I Corp.

                                    By:      /s/Anthony M. DiPaolo
                                            ------------------------------------
                                                  Title:  President

                                    Attest:      /s/Philip J. Teigen
                                            ------------------------------------
                                                  (Corporate Seal)
                                                  Fed. Tax ID No.: 84-1250490

                                    CAI Leasing Canada, Ltd.

                                    By:      /s/Anthony M. DiPaolo
                                           -------------------------------------
                                                  Title:  President

                                    Attest:      /s/Philip J. Teigen
                                           -------------------------------------
                                                  (Corporate Seal)
                                                  Fed. Tax ID No.: 84-1150068


                                    Capital Associates International de Mexico
                                    S. de R.L. de C.V.

                                    By:      /s/Anthony M. DiPaolo
                                           -------------------------------------
                                                  Title:  Senior Vice President

                                    Attest:      /s/Philip J. Teigen
                                           -------------------------------------
                                                  (Corporate Seal)
                                                  Fed. Tax ID No.: N/A



                                    Whitewood Equipment Corporation, f/k/a
                                    Whitewood Credit Corporation

                                    By:      /s/Anthony M. DiPaolo
                                           -------------------------------------
                                                  Title:  President

                                    Attest:      /s/Philip J. Teigen
                                           -------------------------------------
                                                  (Corporate Seal)
                                                  Fed. Tax ID No.: 84-1032253



                                    CAI Securities Corporation

                                    By:      /s/Anthony M. DiPaolo
                                           -------------------------------------
                                                  Title:  Senior Vice President

                                    Attest:      /s/Philip J. Teigen
                                           -------------------------------------
                                                  (Corporate Seal)
                                                  Fed. Tax ID No.: 68-0002657

                                    Capital  Associates Technology Group, Inc.


                                    By:      /s/Anthony M. DiPaolo
                                           -------------------------------------
                                                  Title:  Senior Vice President

                                    Attest:      /s/Philip J. Teigen
                                           -------------------------------------
                                                  (Corporate Seal)
                                                  Fed. Tax ID No.: 87-0395770

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